LORD ABBETT SERIES FUND, INC.

Calibrated Dividend Growth Portfolio

Supplement dated December 18, 2019 to the

Summary Prospectus dated May 1, 2019

The following table replaces the table in the subsection under “Management – Portfolio Managers” on page 8 of the summary prospectus:

Portfolio Manager/Title	Member of the Portfolio Management Team Since
Walter H. Prahl, Partner and Director	2012
Marc Pavese, Partner and Portfolio Manager	2012
Darnell C. Azeez, Portfolio Manager	2019
Servesh Tiwari, Portfolio Manager	2019

Please retain this document for your future reference.